Exhibit 32.1

CERTIFICATION

I, Ronald J. Buschur, Chief Executive Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1.	the Annual Report on Form 10-K of the Company for the annual period ended January 1, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2012	By:	/s/ RONALD J. BUSCHUR
Ronald J. Buschur
President and Chief Executive Officer
Powerwave Technologies, Inc.